Colorado Satellite Broadcasting Inc.-T70112100 Final Service Description 1-24-02
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T70112100

                                AGREEMENT BETWEEN

                      COLORADO SATELLITE BROADCASTING INC.

                                       AND

                                 LORAL SKYNET(R)

                   CONCERNING SKYNET(R) SPACE SEGMENT SERVICE

This Agreement is made this 24th day of January, 2002 by and between Colorado Satellite Broadcasting Inc., a corporation organized and existing under the laws of the State of Colorado and having its primary place of business at 7007 Winchester Circle, Suite 200, Boulder, CO 80301 (hereinafter referred to as "CUSTOMER", which expression shall include its successors and permitted assigns) and Loral SpaceCom Corporation, a corporation organized and existing under the laws of the State of Delaware, U.S.A., doing business as Loral Skynet, and having a place of business at 500 Hills Drive, Bedminster, New Jersey 07921 (hereinafter referred to as "SKYNET", which expression shall include its successors and permitted assigns).

                                   WITNESSETH:

WHEREAS, SKYNET has satellite capacity available for the purpose of providing service to Customers on such satellite(s);

WHEREAS, CUSTOMER desires to obtain C-Band space segment capacity on the Telstar 7 satellite to be used for satellite transmission service; and

NOW, THEREFORE, CUSTOMER and SKYNET, in consideration of the mutual covenants expressed herein, agree as follows:

1.   SKYNET SERVICES


1.1 SKYNET offers and CUSTOMER hereby orders C-Band, Non-Preemptible satellite space segment service from February 1, 2002 through January 31, 2006 consisting of 9 MHz of total bandwidth allocation (bandwidth and associated power). Such service will be provided on a full-time basis via the Telstar 7 satellite and will consist of Tracking, Telemetry and Control ("TT&C") and maintenance of the satellite used to 'provide the space segment capacity.

SKYNET(R)is a registered trademark ofLoral SpaceCom Corporation


                            LORAL SKYNET PROPRIETARY
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Colorado Satellite Broadcasting Inc.-T70112100 Final SERVICE Description 1-24-02
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1.2  This Agreement consists of this Service Description and the following documents, which are attached hereto and incorporated herein by reference:

1)   The General Terms and Conditions
2)   Exhibit A - Circuit Parameters
3)   Exhibit B - Satellite Access Procedures


1.3 The service as described in Section 1.1 above shall hereinafter be referred to as the "Service" or "Services".

1.4 The Service is furnished to CUSTOMER subject to this Agreement including terms and conditions set forth in the General Terms and Conditions, attached hereto and incorporated by reference.

2. RATE AND TERM OF SERVICE

CUSTOMER shall pay a monthly rate for the Service in accordance with Para,apb 2 of the General Terms and Conditions.

3. WIRE TRANSFER INSTRUCTIONS

All payments shall be made in immediately available U.S. dollars by electronic funds wire transfer as follows, except as SKYNET may otherwise designate in writing.

To ensure accuracy, CUSTOMER should also include its SKYNET account number and the invoice number for which payment is being made.

4. NOTICES

All notices, demands, requests, or other communications which may be or are required to be given, served, or sent by one party to the other party pursuant to this Agreement (except as otherwise specifically provided in this Agreement) shall be in writing and shall be delivered by confirmed facsimile, confirmed overnight mail, by hand or mailed by


                            LORAL SKYNET PROPRIETARY
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Colorado Satellite Broadcasting Inc.-T70112100 Final Service Description 1-24-02
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first-class, registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

(i) If to CUSTOMER:      Colorado Satellite Broadcasting Inc.
                         7007 Winchester Circle, Suite 200
                         Boulder, Colorado 80301
                         Attention: Director of Legal Affairs
                         Phone: 303-786-8700
                         Fax: 303-938-3838

Billing Contact:        Accounts Payable
                      Same address as above


(ii) If to SKYNET:       LORAL SKYNET
                         500 Hills Drive
                         Bedminster, NJ 07921
                         ATTN: Ted Corus
                         Executive Vice President-SKYNET Satellite Services
                         Phone: 908-470-2320
                         Fax: 908-470-2459

(i) Copy to:           LORAL SKYNET
                       500 Hills Drive
                       Bedminster, NJ 07921 Attention:
                       Daniel J. Zaffarese Senior Contract
                       Manager Phone: 908-470-2352
                       Fax: 908-470-2453

Either party may designate by notice in writing a new address or addressee, to which any notice, demand, request, or communication may thereafter be so given, served or sent. Each notice, demand, request, or communication which shall be delivered, shall be deemed sufficiently given, served, sent or received for all purposes at such time as it is delivered to the addressee named above as to each party, with the signed messenger receipt, return receipt, or the delivery receipt being deemed conclusive evidence of such delivery.

5. GOOD FAITH

CUSTOMER and SKYNET agree to exercise good faith in their application of the provisions of this Agreement and in the performance of their obligations under this Agreement.


                            LORAL SKYNET PROPRIETARY
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6.   ENTIRE AGREEMENT

This Agreement, along with matters incorporated herein by reference, constitutes the entire agreement between CUSTOMER and SKYNET relative to the Service, and this Agreement can be altered, amended or revoked only by an instrument in writing signed by both CUSTOMER and SKYNET. CUSTOMER and SKYNET agree hereby that any prior or contemporaneous oral and written agreements between and among themselves and their agents and / or representatives relative to the subject of this Agreement are superseded and replaced by this Agreement. Any provision of this Agreement found to be unenforceable or invalid by a court of competent jurisdiction shall in no way affect the validity or enforceability of any other provision except that if such invalid or unenforceable provision provided a material benefit to a party hereto, such party shall have the right to terminate the Agreement without liability to the other.

IN WITNESS WHEREOF, the parties hereto have entered into this Agreement as of the day and year first above written, and agree to the terms and conditions set forth herein.


COLORADO SATELLITE BROADCASTING, INC.     LORAL SKYNET, A DIVISION OF LORAL
                                          SPACECOM CORPORATION


By: /s/ Ken Boenish                       By: /s/ R. J. Demartini

Name: Ken Boenish                         Name: R.J. Demartini

Title: President                          Title: Director Supplier Relations &
                                          Customer Contracts

Date: January 25, 2002                    Date: January 29, 2002